Exhibit 10.67

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Amendment 38
TO
Special Business Provisions MS-65530-0016
BETWEEN
THE BOEING COMPANY
AND
SPIRIT AEROSYSTEMS, INCORPORATED

This Amendment Number 38 ("Amendment No. 38") to Special Business Provisions MS-65530-0016 is entered into as of the date of last signature below between Spirit AeroSystems, Inc., a Delaware Corporation ("Seller") and The Boeing Company, a Delaware Corporation (“Boeing”). Hereinafter, the Seller and Boeing may be referred to singularly as a “Party” and jointly as "Parties" hereto. All capitalized terms used and not defined herein shall have the meanings assigned thereto in the SBP (as defined below).

Now, therefore, in consideration of the mutual covenants set forth herein, the Parties agree as follows:

RECITALS

A.
Boeing and Seller (hereinafter “Parties”) are parties to the Special Business Provisions MS-65530-0016, dated June 16, 2005 (the "SBP"), and the General Terms Agreement BCA-65530-0016, dated June 17, 2005 (the "GTA") (collectively, the "Sustaining Agreement"), and including any Amendments to the GTA and the SBP.

B.	The Parties have executed SBP Amendment Number’s 21 and 29 for BBJ8 and BBJ7/BBJ9 and Amendment 34 for 737-10 Non-Recurring Non-Tooling into SBP Attachment 27.

C.	The Parties now wish to amend SBP Attachment 27, as contemplated below, to include the
737-10 SRM, MAX BBJ8 SRM and BBJ7 SRM Non-Recurring Non-Tooling statements of work.

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, and for other good and valuable consideration, the value, receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

AMENDMENTS

1.	The list of “Amendments” within the sustaining SBP is hereby deleted and replaced in its entirety as follows:

Amendment Number	Description	Date	Approval

1	Revise Company name from Mid-Western Aircraft Systems Incorporated to Spirit AeroSystems throughout document. Update attachments 1, 2, 4, 14 and 16.	2/23/2006	H. McCormick
R. Stone
2	Incorporate CCNs as listed in Amendment 2, Attachment A, includes addition of new section 12.19, modification to sections 3.4.9, 12.16 and 32.0. Updates to attachments 1, 2, 6, 7, 15, 16, 19 and 20.	4/11/2007	H. McCormick
J. Edwards
3	Incorporate CCNs as listed in Amendment 3, Attachment A. Updates to attachments 1, 2, 7, 14, 15, 16 and 22.	11/28/2007	H. McCormick
J. Edwards
4	Incorporate CCNs as listed in Amendment 4, Attachment A. Updates to Attachments 1, 2, 7, 14, 15, 16. Incorporate Attachment 1A per CCN 508, 1328.	7/8/2008	S.Hu
W. Wallace
5	Incorporate CCNs as listed in Amendment 5, Attachment A, includes addition of new section 12.3.1.1 Updates to Attachments 1, 2, 7, 14, 15, 16, 20.	6/22/2009	S. Hu
R. Stone

6	Incorporate CCNs as listed in Amendment 6, Attachment A. Updates to Attachments 1, 2, 4, 7, 9, 10, 14, and 16. Incorporate Attachment 9 per CCN 2385.	11/23/2010	S. Hu
M. Milan
7
Incorporate CCNs as listed in Amendment 7, Attachment A, includes addition of new section 12.13.3.1. Updates to Attachments 1, 2, 4, 7, 9, 14, and 16. Incorporate Attachment 1B per CCN 4212 and Attachment 23 per the 767-2C MOA.
		7/28/2011	S. Hu
M. Milan
8	Incorporate CCNs as listed in Amendment 8, Attachment A, includes revisions to section 7.9 and 12.13.1.1. Updates to Attachments 1, 2, 4, 7, 9, 14, 15, and 16.	8/16/2013	C. Howell
M. Milan
9	Incorporate Attachment 25 - 737 Max Titanium Inner Wall Agreement.	9/4/2014	E. Flagel
M. Milan
10	Incorporate Attachment 26-737 Derailment.	9/26/2014	B. Folden
R. Ast
11	Incorporate Attachment 27 -737 MAX Non-Recurring Agreement, and Attachment 28 737/747/767/777 Pricing Agreement. Updates Section 4.1 Attachment 4, Section B.1, Attachments 9 and 15.	3/10/2015	C. Howell
R. Ast
12	Delete and replace Attachment 25, Section 3.0.	4/9/2015	K. Drawsky
R. Ast
13	Incorporate CCNs as listed in Amendment 13, Attachment A. Updates to Attachments 1, 2, 7, 9, 14, and 16.	1/4/2016	L. Taylor
K. Leyba
14	Incorporate Attachment 25, Addendum 1.	4/21/2015	D. Blaylock
R. Grant
15	NULL	NULL	NULL
16	NULL	NULL	NULL
17	Incorporate Attachment 29 - 777X Non-Recurring Agreement.	12/23/2015	A. Lucker
E. Bauer
18	NULL	NULL	NULL
19	NULL	NULL	NULL
20	737 MAX Inner Wall.	12/17/2015	S. Garcia-Deleone
J. Reed
21	Revisions to Attachment 27. 737 MAX Non-Recurring Agreement.	5/9/2016	D. Blaylock
R. Grant
22	737 Max Composite Inner Wall Line Movement.	11/2/2016	D. Blaylock
E. Bossler
23	737 MAX 9 INITIAL and CIW Line [*****] Tooling Incentive Agreement.	12/16/2016	D. Blaylock
E. Bossler
24	Incorporate CCNs as listed in Amendment 23, Attachment A. Updates to Attachments 1,2,7,9, and 14.	12/20/2016	L. Taylor
K. Leyba
25	Revisions to Attachment 27, 737 MAX Non-Recurring.	3/16/2017	D. Blaylock
E. Bossler
26	Revisions to Attachment 27, 737 MAX Non-Recurring Agreement.	3/23/2017	D. Blaylock
E. Bossler
27	Incorporate Attachment 30, “737 NG / MAX Vapor Barrier Agreement”, updates to Attachment 1 and 9.	3/31/2017	B. Edwards
K. Clark
28	Revisions to Attachment 29, 777X NRE Agreement.	6/22/2017	K. O’Connell
C. Green

29	Revisions to Attachment 27, 737 MAX Non-Recurring Agreement.	7/20/2017	D. Blaylock
E. Bossler
30	Delete and Replace SBP Sections 4.1, 4.1.1, 5.1.1, 5.2.1, 7.2, 8.0, 12.11, and 12.13.1.1 and SBP Attachments 1, 1B, 10 Section A10.2.10, 15, 16, 22, 27, and 29.	9/22/2017	B. Edwards
	Delete and Reserve SBP Attachments 1C, 20, and 28.		W. Wilson
Incorporate SBP Attachment 1D and 31.
31	Revisions to Attachment 27, 737-8 Rate Tooling Incentive Agreement.	10/18/2017	D. Blaylock
E. Bossler
32	Revisions to Attachment 27, 737 MAX Non-Recurring Agreement.	11/15/2017	D. Blaylock
E. Bossler
33	Revisions to Attachment 27, 737 MAX Non-Recurring Agreement.	11/30/2017	D. Blaylock
E. Bossler
34	Revisions to Attachment 27, 737-10 Non-Recurring Non-Tooling.	2/23/2018	D. Blaylock
E. Bossler
35	Revisions to Attachment 27, 737-9 Rate Tooling [*****].	4/18/2018	D. Blaylock
J. O'Crowley
36	Revisions to Attachment 27, 737-10 Wing NRE.	6/20/2018	D. Blaylock
E. Bossler
37
Incorporation of new Sections: 3.3.4.10 767 One Piece SOW Tooling, 3.3.7 767 One Piece SOW Non-Recurring Pricing, 3.4.2.2 Delivery Point and Schedule for 767 One Piece SOW and 3.8 767 One Piece Statement of Work Special Provisions. Updates to Sections 7.1, Attachment 1 and 9.
		8/17/2018	H. Langowski
R. Grant
38	Revisions to Attachment 27, 737 MAX BBJ8, BBJ7, and 737-10 SOW	10/30/2018	T. Willis E. Bossler

2.	Paragraph 1.2.9 is added to SBP Attachment 27 to define SRM as follows:
”SRM: Stress Engineering performance of work to develop and submit Structural Repair Manual data for publishing.”

3.	Paragraph 3.3 of SBP Attachment 27 is amended in its entirety and is replaced with the following:
“The Parties agree the documents set forth in this Section 3 are the versions existing as of the date of SBP Amendment 38.”

4.	Paragraph 5.1.1.1 is added in its entirety to SBP Attachment 27 as follows:
“Non-Recurring Non-Tooling payments contained in Section 5.1.1 are extended for Boeing to reimburse Seller for all costs incurred less any rebates and discounts for [*****], and [*****] work [*****], as set forth in Exhibit [E].

5.	Paragraph 5.2.1.1 is added in its entirety to SBP Attachment 27 as follows:

“Purchase orders will be released in the following manner to enable invoicing of the Non-Recurring Non-Tooling SRM statements of work.

•	737-10 SRM Fuselage Non-Recurring Non-Tooling PO 282640 item 01

•	737-8 BBJ SRM Fuselage Non-Recurring Non-Tooling PO 282640 item 02

•	737-7 BBJ SRM Fuselage Non-Recurring Non-Tooling PO 282640 item 04”

6.	SBP Attachment 27 Exhibit E is amended in its entirety and is replaced with revised Exhibit E to include SRM activity (attached hereto as Attachment 1)

7.	SBP Attachment 9 is updated to include reference to this Amendment No. 38.

MISCELLANEOUS

A.	Except as specifically set forth herein, all provisions of the SBP shall remain unchanged and in full force and effect.

B.	In the event of a conflict between the terms of this Amendment No. 38 and provisions of the SBP, GTA or the Administrative Agreement, this Amendment No. 38 hereto shall take precedence.

C.	This Amendment No. 38 shall be governed by the internal laws of the State of Washington without reference to any rules governing conflict of laws.

IN WITNESS WHEREOF, the duly authorized representatives of the Parties have executed this Amendment as of the date of last signature below.
The Boeing Company                 Spirit AeroSystems, Inc.
By and through its division
Boeing Commercial Airplanes

By: _/s/ Tanner Willis                By: _/s/ Eric S. Bussler ________

Name: Tanner Willis                Name: Eric S. Bussler

Title: Procurement Agent                Title: Contracts Specialist

Date: November 1, 2018                Date: November 1, 2018

Exhibit E: Non-Recurring Non-Tooling Cost Submittal Form

Summary Totals Page
737 MAX Non-Recurring Actuals
Cumulative through Date (Month/Year)

Hours	Fuselage	Pylon	TR	Wing	Total
Design Eng
Stress Eng
Project ME
Design Eng - Subcontract
Stress Eng - Subcontract
Stress Eng - SRM
Process ME
NC
IPT
QA
Total Hours

Avg Rate	Fuselage	Pylon	TR	Wing	Total
Design Eng
Stress Eng
Project ME
Eng - Subcontract
Stress Eng - SRM
Process ME
NC
IPT

QA

Cost	Fuselage	Pylon	TR	Wing	Total
Design Eng
Stress Eng
Project ME
Eng - Subcontract
Stress Eng - SRM
Process ME
NC
IPT
QA
Total Cost

Totals by Month
737 MAX Non-Recurring Actuals - Total
Date (Month/Year)

Hours	Month	Month	Month	Month
Design Eng
Project ME
Design Eng - Subcontract
Stress Eng - Subcontract
Stress Eng - SRM
Process ME
NC
IPT
QA
Total Hours

Avg Rate	Month	Month	Month	Month
Design Eng
Stress Eng
Project ME
Design Eng - Subcontract
Stress Eng - Subcontract
Stress Eng - SRM
Process ME
NC
IPT
QA

Cost	Month	Month	Month	Month
Design Eng
Stress Eng
Project ME
Design Eng - Subcontract
Stress Eng - Subcontract
Stress Eng - SRM
Process ME
NC
IPT
QA
Total Cost

Totals by IPT
737 MAX Non-Recurring Actuals - (By IPT)
Date (Month/Year)

Hours	Month	Month	Month	Month
Design Eng
Stress Eng
Project ME
Design Eng - Subcontract
Stress Eng - Subcontract
Stress Eng - SRM
Process ME
NC
IPT

QA
Total Hours

Avg Rate	Month	Month	Month	Month
Design Eng
Stress Eng
Project ME
Design Eng - Subcontract
Stress Eng - Subcontract
Stress Eng - SRM
Process ME
NC
IPT
QA

Cost	Month	Month	Month	Month
Design Eng
Stress Eng
Project ME
Design Eng - Subcontract
Stress Eng - Subcontract
Stress Eng - SRM
Process ME
NC
IPT
QA
Total Cost

Actuals by IPT
737 MAX Non-Recurring Actuals - (By IPT)
Date (Month/Year)

Hours	Month	Month	Month	Month
Design Eng
Stress Eng
Project ME
Design Eng - Subcontract
Stress Eng - Subcontract
Stress Eng - SRM
Process ME
NC
IPT
QA
Total Fuselage Hours

Dollars	Month	Month	Month	Month
Design Eng
Stress Eng
Project ME
Design Eng - Subcontract
Stress Eng - Subcontract
Stress Eng - SRM
Process ME
NC
IPT
QA

Total Fuselage Dollars

	[*****]	[*****]	[*****]	[*****]
Dollars with G& A	Month	Month	Month	Month
Design Eng
Stress Eng
Project ME
Design Eng - Subcontract
Stress Eng - Subcontract
Stress Eng - SRM
Process ME
NC
IPT
QA
Total Fuselage Dollars with G&A